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[LOGO] The Italy Fund Inc.

                                                                  Annual Report
                                                               January 31, 2002

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Dear Shareholder:

Enclosed herein is the annual report for The Italy Fund Inc. ("Fund") for the year ended January 31, 2002. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategies. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Information Regarding Annual Shareholders Meeting:

The Annual Shareholders Meeting generally held in May will be postponed until the fourth quarter in 2002. (Shareholders may remember that the 2001 Annual Shareholders Meeting was also held in the fourth quarter.)

Investment Strategy

Our objective is to seek long-term capital appreciation through investing substantially all, but not less than 80%, of the value of the Fund's net assets in Italian investments./1/ We seek to invest in sound companies with strong growth potential, as our belief is that quality companies should thrive through different economic and market climates.

Performance Update

The following performance figures include the 12-month period and fiscal fourth quarter total return statistics ended January 31, 2002. During the year, the Fund (NYSE: "ITA") returned negative 27.04% in terms of market price and negative 26.57% in terms of net asset value, relative to the negative 30.41% return of the Morgan Stanley Capital International Italy Index ("MSCI Italy")/2/ for the same period. However, during the fiscal fourth quarter ended January 31, 2002, the Fund generated a return of 8.45% in terms of market price and 5.26% in terms of

--------
1In accordance with a rule recently adopted by the Securities and Exchange
 Commission ("SEC"), the Fund will invest at least 80% of the value of its net assets in Italian "investments" (an increase from 65%) and should the Board decide to change this policy, it will give shareholders at least 60 days notice. This change should not result in any change in the Fund's current investment practice since historically the Fund has invested more than 80% of its assets in Italian "investments."
2The MSCI Italy is comprised of 50 companies traded on the Milan Stock
 Exchange. Please note that an investor cannot invest directly in an index.

                                      1

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net asset value, relative to the MSCI Italy, Milan MIBtel 30 Index ("MIBtel
30")/3/ and the BCI General Index ("BCI General"),/4/ which generated returns of negative 0.49%, negative 0.68% and (positive) 2.42%, respectively, for the same period. The Fund distributed a total of $2.14 per share in dividends for the period.

The following table summarizes the Fund's performance and the MSCI Italy returns for the one-, three-, five- and ten-year periods ended January 31, 2002.

                      Performance of the Italy Fund Inc.*

                              Italy Fund Inc.
                        --------------------------
                        Net Asset Value Market Price MSCI Italy
                        --------------- ------------ ----------
                1-year      (26.57)%       (27.04)%    (30.41)%
                3-year        3.67           6.44       (9.74)
                5-year       11.75          13.22        5.42
                10-year       7.74           8.18        5.94

--------
* Data for fund performance are derived from Lipper, Inc. and are presented according to net asset value ("NAV") followed by market price. Average annual total returns are based on each respective period above, as of January 31, 2002. NAV and market price calculations include reinvestment of dividends and capital gains, excluding sales charges. Lipper, Inc. is a nationally recognized, independent organization that reports on total return performance and rankings for investment products. Past performance is not indicative of future results.

Market Review

The Italian stock market (as measured by the MSCI Italy) rebounded during the November-December period of 2001 following weak overall performance throughout the year, although January proved to be a challenging time for the market; the net asset value of the Fund rose 5.26% during its fiscal fourth quarter (see performance information for specific total returns). Stocks in telecommunications companies retreated, and while small-cap stocks/5/ underperformed other equity categories last year, this trend reversed in January 2002. This scenario contributed to the Fund's outperforming its benchmark indices for the period; the Fund performed somewhat better than the broader market (as reflected in the preceding indexes) attributable to differences in security selection and asset allocation.

--------
3The MIBtel 30 is comprised of 30 of the most liquid and highly capitalized stocks listed on the Milan Stock Exchange, which account for 70% of the exchange's total market capitalization. Please note than an investor cannot invest directly in an index.
4The BCI General is comprised of 296 companies traded on the Milan Stock
 Exchange. Please note that an investor cannot invest directly in an index. 5Investments in small capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies.

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During the year, the Fund reduced its position in Recordati and Parmalat, while it added to its positions in Ferretti and Ducati Motor Holdings. The Fund's heaviest industry weightings included telecommunications, consumer products, pharmaceuticals and insurance as of the end of January 2002. Total assets in the Fund amounted to $36.3 million as of the close of the reporting period.

Market Outlook

The valuations of stock prices in Italy's market continue to be relatively less expensive than those in the European and U.S. equity markets. Equities in Italy's market are selling at approximately 9.3 times 2002-price/cash flow estimates, while those in Europe and the U.S. are trading at approximately 10.4 times and 14.6 times cash flow estimates, respectively.

A series of changes have occurred in Italy that may play a role in our market outlook. They include the requirement of quarterly reporting, which is expected to enhance shareholder value, stock options, our buying in of our own shares, as well as the relative undervaluation and underperformance of the Italian markets versus European stock markets over the past 10 years. Furthermore, many individual investors have shifted their fixed income/money market allocations into equity mutual funds, which in our opinion, should also add to the liquidity of this market. Although no assurances can be made, we maintain a constructive outlook toward investing in Italy over the next few years.


                                      3

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We appreciate your confidence in our investment approach and your investment in
The Italy Fund Inc. We look forward to addressing your investment-management needs in the future.

Sincerely,

             /s/ Heath B. McLendon                 /s/ Mario d'Urso
             Heath B. McLendon                     Mario d'Urso
             Chairman                              President

             /s/ Rein W. van der Does
             Rein W. van der Does
             Vice President and Investment Officer

March 1, 2002

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund or the percentage of the Fund's assets held in various sectors will remain the same. Please refer to pages 6 and 7 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings is as of January 31, 2002 and is subject to change.

Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions.

Shareholder Notice

On another note, we report that Judge James J. Crisona, Director Emeritus of the Fund retired on January 22, 2002. Judge Crisona made many valuable contributions to the Board and the Fund during his tenure and he will be missed.

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The Italy Fund's Sectorial Structure*
--------------------------------------------------------------------------------
January 31, 2002 (unaudited)

                 [CHART]

Automotive                                  5%
Banking                                     5%
Construction                                4%
Consumer Staples - Food                    13%
Energy Exploration                          5%
Household Durables                          2%
Insurance                                   7%
Leisure/Recreation                          3%
Lottery Services                            4%
Media Group                                 3%
Miscellaneous**                             0%
Pharmaceuticals                            12%
Real Estate Management/Services             4%
Telecommunications/Telephone               15%
Telecommunications/Wireless                14%
Utilities                                   4%



MSCI Italy Index Sectorial Structure
--------------------------------------------------------------------------------
January 31, 2002 (unaudited)

          [CHART]

Automotive           3%
Banking             22%
Consumer Products    1%
Energy/Gas          17%
Construction**       0%
Pharmaceuticals      1%
Insurance           14%
Media/Printing       4%
Telecommunications  25%
Textiles/Clothing    1%
Utilities            7%
Miscellaneous        5%


*  As a percentage of total investments.
** Represents less than 1% of total investments.


                                      5

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The Italy Fund Inc.

Schedule of Investments
January 31, 2002
--------------------------------------------------------------------------------

Shares                Security                 Value
-------------------------------------------------------

COMMON STOCK -- 99.8%
Automotive -- 5.2%
 50,000 Brembo S.p.A........................ $  354,461
900,000 Ducati Motor Holding S.p.A..........  1,430,734
                                             ----------
                                              1,785,195
                                             ----------
Banking -- 4.9%
220,000 Banca Fideuram S.p.A................  1,659,824
                                             ----------
Construction -- 4.4%
200,000 Italcementi S.p.A...................  1,510,649
                                             ----------
Consumer Staples - Food -- 12.9%
260,027 Autogrill S.p.A.....................  2,614,262
600,000 Parmalat Finanziara S.p.A...........  1,799,374
                                             ----------
                                              4,413,636
                                             ----------
Energy Exploration -- 4.5%
300,000 Saipem S.p.A........................  1,533,850
                                             ----------
Household Durables -- 1.6%
200,000 Saeco International Group S.p.A.....    546,515
                                             ----------
Insurance -- 7.4%
239,300 Bayerische Vita S.p.A...............  1,427,076
100,000 Riunione Adriatica di Sicurta S.p.A.  1,112,793
                                             ----------
                                              2,539,869
                                             ----------
Leisure/Recreation -- 2.8%
300,000 Ferretti S.p.A......................    958,979
                                             ----------
Lottery Services -- 3.5%
200,000 Lottomatica S.p.A...................  1,206,457
                                             ----------
Media Group -- 2.9%
363,316 Gruppo Editoriale L'Espresso S.p.A..    986,544
                                             ----------
Miscellaneous -- 0.1%
 42,200 ETF Group+..........................     36,863
                                             ----------

See Notes to Financial Statements.

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The Italy Fund Inc.

Schedule of Investments
January 31, 2002 (continued)
--------------------------------------------------------------------------------

  Shares                          Security                            Value
------------------------------------------------------------------------------
Pharmaceuticals -- 12.2%
   200,000 Recordati S.p.A........................................ $ 4,159,012
                                                                   -----------
Real Estate Management/Services -- 4.3%
 3,000,000 Beni Stabili S.p.A.....................................   1,469,403
                                                                   -----------
Telecommunications - Telephone -- 14.6%
   990,000 Telecom Italia S.p.A. di Risp NC++.....................   4,976,636
                                                                   -----------
Telecommunications - Wireless -- 14.4%
   990,000 Telecom Italia Mobile S.p.A............................   4,900,072
                                                                   -----------
Utilities -- 4.1%
   200,000 Autostrade S.p.A.......................................   1,412,689
                                                                   -----------
           TOTAL COMMON STOCK
           (Cost -- $23,429,720)..................................  34,096,193
                                                                   -----------
------------------------------------------------------------------------------
   Face
  Amount                          Security                            Value
------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.2%
$   59,000 Goldman, Sachs & Co., 1.880% due 2/1/02; Proceeds
             at maturity -- $59,003; (Fully collateralized by U.S.
             Treasury Notes, Bonds and Inflation-Indexed Notes
             and Bonds, 3.375% to 14.250% due 2/15/02 to
             4/15/32; Market value -- $60,180)
             (Cost -- $59,000)....................................      59,000
                                                                   -----------
           TOTAL INVESTMENTS -- 100%
           (Cost -- $23,488,720*)................................. $34,155,193
                                                                   ===========

--------
+ Security is valued by the Fund's Board of Directors and is restricted as to re-sale (See Note 4).
++Risp NC - Risparmio Non-Convertible (non-covertible savings shares).
* Aggregate cost for Federal income tax purposes is substantially the same.

See Notes to Financial Statements.

                                      7

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The Italy Fund Inc.

Statement of Assets and Liabilities
January 31, 2002
--------------------------------------------------------------------------------

 ASSETS:
 Investments, at value (Cost -- $23,488,720)...................... $34,155,193
 Foreign currency, at value (Cost -- $2,203,769)..................   2,145,603
 Cash.............................................................         989
 Dividends and interest receivable................................           3
                                                                   -----------
 Total Assets.....................................................  36,301,788
                                                                   -----------

 LIABILITIES:
 Payable for securities purchased.................................     256,742
 Management fee payable...........................................      29,480
 Accrued expenses.................................................     131,928
                                                                   -----------
 Total Liabilities................................................     418,150
                                                                   -----------
 Total Net Assets................................................. $35,883,638
                                                                   ===========

 NET ASSETS:
 Par value of capital shares...................................... $    50,194
 Capital paid in excess of par value..............................  24,390,138
 Accumulated net investment loss..................................     (56,345)
 Accumulated net realized gain from security transactions and
   foreign currencies.............................................     889,835
 Net unrealized appreciation of investments and foreign currencies  10,609,816
                                                                   -----------

 Total Net Assets
 (Equivalent to $7.15 a share on 5,019,386 shares of $0.01
   par value outstanding; 20,000,000 shares authorized)........... $35,883,638
                                                                   ===========

See Notes to Financial Statements.

                                      8

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The Italy Fund Inc.

Statement of Operations
For the Year Ended January 31, 2002
--------------------------------------------------------------------------------

     INVESTMENT INCOME:
     Dividends............................................... $  1,113,386
     Interest................................................      251,097
     Less: Foreign withholding tax...........................     (161,776)
                                                              ------------
     Total Investment Income.................................    1,202,707
                                                              ------------

     EXPENSES:
     Management fee (Note 2).................................      403,233
     Audit and legal.........................................      140,200
     Administration fee (Note 2).............................      107,529
     Shareholder communications..............................       75,000
     Custody.................................................       74,960
     Directors' fees.........................................       69,500
     Shareholder system and servicing fees...................       58,059
     Registration fees.......................................       39,898
     Pricing service fees....................................          701
     Other...................................................       15,487
                                                              ------------
     Total Expenses..........................................      984,567
                                                              ------------
     Net Investment Income...................................      218,140
                                                              ------------

     REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
     AND FOREIGN CURRENCIES (NOTE 3):
     Realized Gain (Loss) From:
      Security transactions (excluding short-term securities)    5,828,680
      Foreign currency transactions..........................     (765,092)
                                                              ------------
     Net Realized Gain.......................................    5,063,588
                                                              ------------
     Change in Net Unrealized Appreciation From:
      Security transactions..................................  (29,056,470)
      Foreign currency transactions..........................      146,686
                                                              ------------
     Decrease in Net Unrealized Appreciation.................  (28,909,784)
                                                              ------------
     Net Loss on Investments and Foreign Currencies..........  (23,846,196)
                                                              ------------
     Decrease in Net Assets From Operations.................. $(23,628,056)
                                                              ============

See Notes to Financial Statements.

                                      9

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The Italy Fund Inc.

Statements of Changes in Net Assets
For the Years Ended January 31,
--------------------------------------------------------------------------------

                                                                2002          2001
                                                            ------------  ------------
OPERATIONS:
Net investment income...................................... $    218,140  $    825,934
Net realized gain..........................................    5,063,588    46,209,985
Decrease in net unrealized appreciation....................  (28,909,784)  (31,273,792)
                                                            ------------  ------------
Increase (Decrease) in Net Assets From Operations..........  (23,628,056)   15,762,127
                                                            ------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income......................................           --    (1,944,620)
Net realized gains (includes stock dividend of $8,923,272
  for the year ended January 31, 2001).....................  (12,849,235)  (49,016,486)
                                                            ------------  ------------
Decrease in Net Assets From Distributions to Shareholders..  (12,849,235)  (50,961,106)
                                                            ------------  ------------

FUND SHARE TRANSACTIONS (NOTE 7):
Treasury stock acquired....................................   (1,098,925)   (7,053,699)
Tender offer...............................................  (13,523,743)  (40,417,863)
Stock dividend.............................................           --     8,923,272
                                                            ------------  ------------
Decrease in Net Assets From Fund Share Transactions........  (14,622,668)  (38,548,290)
                                                            ------------  ------------
Decrease in Net Assets.....................................  (51,099,959)  (73,747,269)

NET ASSETS:
Beginning of year..........................................   86,983,597   160,730,866
                                                            ------------  ------------
End of year*............................................... $ 35,883,638  $ 86,983,597
                                                            ============  ============
* Includes accumulated net investment loss of:.............     $(56,345)           --
                                                            ============  ============

See Notes to Financial Statements.

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The Italy Fund Inc.

Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Italy Fund Inc. ("Fund"), a Maryland corporation, is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

The significant accounting policies followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price in the primary exchange on which they are traded; securities for which no sales price was reported on that date are valued at the mean between the bid and ask price. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities. If bid and ask quotations are not available, then over-the-counter securities will be valued as determined in good faith by the Board of Directors; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value;
(d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f ) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At January 31, 2002, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net investment loss amounting to $236,661 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected

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The Italy Fund Inc.

Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

by this change; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when the contracts are settled.

2. Management Agreement and Transactions with Affiliated Persons

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager of the Fund. The Fund pays SBFM a fee calculated at an annual rate of 0.95% of the average daily net assets for all management and administrative services. This fee is calculated daily and paid monthly.

All officers (except one) and one Director of the Fund are employees of Citigroup or its affiliates.

For the year ended January 31, 2002, Salomon Smith Barney Inc. received brokerage commissions of $2,148.

3. Investments

During the year ended January 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                   Purchases.................... $42,479,556
                                                 ===========
                   Sales........................ $64,716,312
                                                 ===========

At January 31, 2002, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

              Gross unrealized appreciation.......... $11,715,211
              Gross unrealized depreciation..........  (1,048,738)
                                                      -----------
              Net unrealized appreciation............ $10,666,473
                                                      ===========

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The Italy Fund Inc.

Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

4. Securities Valued by the Fund's Board of Directors

One of the Fund's investments is valued at the direction of the Fund's Board of Directors; this security is restricted as to resale and has been valued in good faith, taking into consideration the appropriate economic, financial and other pertinent available information pertaining to the restricted security. The table below shows the security valued by the Fund's Board of Directors:

            Number of Acquisition  1/31/02   Value Per Percentage of
  Security   Shares      Date     Fair Value   Unit     Net Assets     Cost
  --------  --------- ----------- ---------- --------- ------------- --------
  ETF Group  42,200     3/13/00    $36,863     $0.87       0.10%     $297,774

5. Concentration of Risk

Because the Fund concentrates its investments in securities issued by Italian corporations, its portfolio may be subject to special risks and considerations not typically associated with investing in a broader range of securities, including foreign currency risk. In addition, the Fund is more susceptible to factors adversely affecting the Italian economy than a fund not concentrated in these issuers to the same extent.

6. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

Interest income earned by the Fund from securities lending for the year ended January 31, 2002 was $157,507.

At January 31, 2002, the Fund did not have any securities on loan.


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The Italy Fund Inc.

Notes to Financial Statements (continued)
--------------------------------------------------------------------------------


7. Capital Stock

At January 31, 2002, the Fund had authority to issue 20,000,000 shares of common stock with a par value of $0.01 per share.

On October 27, 1998, the Fund commenced a share repurchase plan. Since the inception of the share repurchase plan, the Fund has repurchased 1,654,907 shares with a total cost of $25,226,083. For the year ended January 31, 2002, the Fund has repurchased 123,932 shares with a total cost of $1,098,925.

In addition, for the year ended January 31, 2001, the Fund repurchased 2,012,879 shares through a tender offer, which terminated on September 5, 2000, amounting to $40,417,863, which included expenses of $99,897, paid during the year ended January 31, 2001. During the year ended January 31, 2002, the Fund paid additional expenses of $75,375 associated with the tender offer which expired on September 5, 2000.

For the year ended January 31, 2002, the Fund repurchased 1,691,573 shares through a tender offer, which terminated on July 19, 2001, amounting to $13,448,368, which included expenses of $51,108, paid during the year ended January 31, 2002.

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The Italy Fund Inc.

Financial Highlights
--------------------------------------------------------------------------------

Set forth below is per share operating performance data for a share of common stock outstanding throughout each year ended January 31, unless otherwise noted. Total return and ratios to average net assets are also provided. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                           2002/(1)/ 2001/(1)/   2000      1999      1998
--------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year........  $12.73    $19.24     $18.09    $14.49    $11.94
                                           -------   -------   --------  --------  --------
Income (Loss) From Operations:
  Net investment income...................    0.04      0.11       0.12      0.17      0.07
  Net realized and unrealized gain (loss).   (3.63)     1.36       3.94      3.82      2.50
                                           -------   -------   --------  --------  --------
Total Income (Loss) From Operations.......   (3.59)     1.47       4.06      3.99      2.57
                                           -------   -------   --------  --------  --------
Gain From Repurchase of Treasury Stock....    0.02      0.16       0.27      0.07        --
                                           -------   -------   --------  --------  --------
Gain From Tender Offer (2)................    0.13      0.12         --        --        --
                                           -------   -------   --------  --------  --------
Loss From Stock Dividend (3)..............      --     (0.28)        --        --        --
                                           -------   -------   --------  --------  --------
Less Distributions From:
  Net investment income...................      --     (0.24)     (0.24)    (0.20)    (0.02)
  Net realized gains......................   (2.14)    (7.74)     (2.94)    (0.26)       --
                                           -------   -------   --------  --------  --------
Total Distributions.......................   (2.14)    (7.98)     (3.18)    (0.46)    (0.02)
                                           -------   -------   --------  --------  --------
Net Asset Value, End of Year..............  $ 7.15    $12.73     $19.24    $18.09    $14.49
                                             ======= =======   ========  ========  ========
Market Value, End of Year.................  $ 6.39    $11.45    $16.688   $14.938   $12.125
                                           =======   =======   ========  ========  ========
Total Return, Based on Market Value (4)...  (27.04)%   21.90%     35.61%    26.96%    21.53%
                                           =======   =======   ========  ========  ========
Total Return, Based on Net Asset Value (4)  (26.57)%   17.55%     29.10%    28.66%    21.59%
                                           =======   =======   ========  ========  ========
Net Assets, End of Year (000's)........... $35,884   $86,984   $160,731  $167,682  $137,712
                                           =======   =======   ========  ========  ========
Ratios to Average Net Assets:
 Net investment income....................    0.41%     0.56%      0.68%     0.58%     0.61%
 Expenses.................................    1.84      1.32       1.23      1.22      1.29
Portfolio Turnover Rate...................      82%       29%        28%       22%       16%

--------
(1)Per share amounts have been calculated using the average shares method.
(2)Calculated based on ending shares outstanding at the date of tender offers, July 19, 2001 and September 5, 2000, respectively.
(3)Calculated based on ending shares outstanding at the date of stock dividend distribution, December 29, 2000.
(4)The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.

                                      15

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The Italy Fund Inc.

Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Directors
of The Italy Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Italy Fund Inc. ("Fund") as of January 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2002, by correspondence with the custodian. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of January 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                               /s/ KPMG LLP

New York, New York
March 15, 2002

                                      16

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The Italy Fund Inc.

Additional Information (unaudited)
--------------------------------------------------------------------------------

Information about Directors and Officers

The business and affairs of The Italy Fund Inc. ("Fund") are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

                                                                       Number of
                                    Term of                           Investment
                                    Office*                            Companies
                                      and                               in Fund        Other
                        Position(s) Length                              Complex    Directorships
     Name, Address       Held with  of Time  Principal Occupation(s)   Overseen       Held by
        and Age            Fund     Served     During Past 5 Years    by Director    Director
--------------------------------------------------------------------------------------------------
NON-INTERESTED
DIRECTORS

Phillip Goldstein        Director    Since  Self Employed                  1      Mexico Equity
60 Heritage Drive                    2000   Investment Adviser,                   and Income
Pleasantville, NY 10570                     President and Portfolio               Fund and
Age 57                                      Manager of Kimball and                Brantley Capital
                                            Winthrop, Inc. (an                    Corporation
                                            investment advisory
                                            firm), General partner of
                                            Opportunity Partners (a
                                            private investment
                                            partnership)

Glenn Goodstein          Director    Since  Self Employed                  1      Mexico Equity
13200 Kirkham Way                    2000   Investment Adviser                    and Income
Suite 113                                                                         Fund
Poway, CA 92064
Age 39

Dr. Paul Hardin          Director    Since  Chancellor Emeritus and       20      None
12083 Morehead                       1986   Professor of Law at the
Chapel Hill, NC 27517                       University of North
Age 70                                      Carolina at Chapel Hill,
                                            Interim President at the
                                            University of Alabama at
                                            Birmingham, January
                                            1997 -- August 1997
                                            and Of Counsel: Bradley
                                            Arant Rose & White,
                                            January 1998 -- to
                                            present

George M. Pavia          Director    Since  Senior Partner, Pavia &        9      None
600 Madison Avenue                   1991   Harcourt
New York, NY 10022
Age 74

                                      17

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The Italy Fund Inc.

Additional Information (unaudited) (continued)
--------------------------------------------------------------------------------

                                                                                            Number of
                                                   Term of                                 Investment
                                                   Office*                                  Companies
                                                     and                                     in Fund       Other
                                      Position(s)  Length                                    Complex   Directorships
        Name, Address                  Held with   of Time     Principal Occupation(s)      Overseen      Held by
           and Age                       Fund      Served        During Past 5 Years       by Director   Director
--------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

Heath B. McLendon                    Chairman       Since   Managing Director of                74         None
Salomon Smith Barney Inc.            and Chief      1986    Salomon Smith Barney
125 Broad Street                     Executive              Inc. ("SSB"), President
9th Floor                            Officer                and Director of Smith
New York, NY 10004                                          Barney Fund Management
Age 68                                                      LLC ("SBFM"), Travelers
                                                            Investment Adviser, Inc.
                                                            ("TIA") and Director of
                                                            The Travelers Investment
                                                            Management Company

--------

*Directors are elected until the Investment Company's next annual meeting and until their successors are elected and qualified.
EXECUTIVE OFFICERS

Mario D'Urso                         President      Since   President of Mittel Capital        N/A         N/A
Millel Capital                                      1986    Markets S.p.A.
  Markets S.p.A.
Piazza Diaz 7 20123 Milan,
Italy

Lewis E. Daidone                     Senior         Since   Managing Director of SSB           N/A         N/A
Salomon Smith Barney Inc.            Vice           1994    and Director and Senior
125 Broad Street                     President              Vice President of SBFM
11th Floor                           and                    and TIA
New York, NY 10004                   Treasurer
Age 44

Rein W. van der Does                 Vice           Since   Director of SSB and                N/A         N/A
Salomon Smith Barney Inc.            President      1996    Investment Officer of
333 W34th Street                     and                    SBFM
New York, NY 10001                   Investment
Age 62                               Officer

Irving P. David                      Controller     Since   Director of SSB                    N/A         N/A
Salomon Smith Barney Inc.                           1995
125 Broad Street
10th Floor
New York, NY 10004
Age 41

Christina T. Sydor                   Secretary      Since   Managing Director of SSB           N/A         N/A
Salomon Smith Barney Inc.                           1994    and General Counsel and
300 First Stamford Place                                    Secretary of SBFM and
4th Floor                                                   TIA
Stamford, CT 06902
Age 51

                                      18

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The Italy Fund Inc.

Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes the Fund hereby designates for the fiscal year ended January 31, 2002:

 . Total long-term capital gain distributions paid of $12,849,235.

The total amount of income received by the Fund from sources within foreign countries and possessions of the United States was $0.2270 per share (representing a total of $1,139,528). The total amount of taxes paid by the Fund to such countries was $0.0322 per share (representing a total of $161,776).

The above figures may differ from those cited elsewhere in this report due to differences in the calculations of income and capital gains for Securities and Exchange Commission (book) purposes and Internal Revenue Service (tax) purposes.

                                      19

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The Italy Fund Inc.

Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

On November 14, 2001, the annual meeting of the shareholders of the Fund was held for the purpose of voting on the following matters:

  1.The election of one Director of the Fund for a three-year period;

  2.Consideration of a non-binding shareholder recommendation that the Board of Directors take steps to convert the Fund to an open-end structure.

The results of the vote on Proposal 1 were as follows:


                             Shares   % of Shares  Shares  % of Shares
          Directors*        Voted For  Voted For  Withheld  Withheld
          ------------------------------------------------------------
          Heath B. McLendon 4,196,048    95.98%   175,660     4.02%
          ------------------------------------------------------------

* The following Directors, representing the balance of the Board of Directors, continue to serve as Directors: Phillip Goldstein, Glenn Goodstein, Dr. Paul Hardin and George M. Pavia.

The results of the vote on Proposal 2 were as follows:


                                               Shares
                                              Voted For
                    Shares   % of Shares      as a % of
                   Voted For  Voted For  Outstanding Shares*
                ----------------------------------------------
                   2,143,291    64.06%          42.28%
                ----------------------------------------------


                                                  Shares
                                               Voted Against
                   Shares      % of Shares       as a % of
                Voted Against Voted Against Outstanding Shares*
                -----------------------------------------------
                   897,213        26.81%           17.70%
                -----------------------------------------------


                                                   Shares
                            Shares Abstained      Abstained
                  Shares       as a % of          as a % of
                Abstained**   Shares Voted   Outstanding Shares*
                ------------------------------------------------
                  305,467         9.13%             6.03%
                ------------------------------------------------

* Outstanding share total includes shareholders not responding to proxy proposal which represents 13.75% of the total outstanding shares.
**Amount does not include broker non-votes of 1,025,736 which represents 20.24% of the total outstanding shares.

                                      20

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The Italy Fund Inc.

Dividend Reinvestment and Cash Purchase Plan (unaudited)
--------------------------------------------------------------------------------


Pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan ("Plan"), a shareholder of the Fund whose shares are registered in his own name will automatically be a participant in the Plan and will have all distributions automatically reinvested in additional shares of the Fund by PFPC Global Fund Services ("PFPC"), as dividend-paying agent under the Plan, unless the shareholder informs PFPC that he elects to receive distributions in cash. Distributions with respect to shares registered in the name of a broker-dealer or nominee ("Nominee"), which holds shares for others (that is, in "street name"), may be reinvested by the Nominee in additional shares under the Plan, but only if the service is provided by the Nominee and the Nominee makes an election on behalf of the shareholder to participate in the Plan. Investors who own Fund shares registered in street name should consult their Nominee for details regarding reinvestment. Shareholders who do not participate in the Plan will receive all distributions in cash paid in dollars by check mailed directly to the shareholder by PFPC as dividend paying agent.

The number of shares of common stock participants in the Plan receive in lieu of a cash dividend is determined in the following manner. Whenever the market price of Fund shares is equal to or exceeds the net asset value of Fund shares at the time such shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or distribution, participants will be issued shares of the Fund at the greater of (i) net asset value per share or
(ii) 95% of the then current market value. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare a dividend or other distribution payable only in cash, PFPC will buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, as soon as practicable after the record date for the dividend or distribution, until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants' accounts is based on the average per share purchase price of Fund shares so purchased, including brokerage commissions. Additionally, if the market price exceeds the net asset value of Fund shares before PFPC has completed its purchases, PFPC is permitted to cease purchasing shares and the Fund may issue the remaining shares at the greater of (a) net asset value or
(b) 95% of the then current market price.

Participants in the Plan have the option of making additional semi-annual cash payments to PFPC in any amount from $100 to $3,000 for investment in Fund shares. PFPC uses all funds so received (as well as any dividends and capital gains distributions received in cash) to purchase Fund shares in the open market on or about February 15 and August 15 of each year.

                                      21

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The Italy Fund Inc.

Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)
--------------------------------------------------------------------------------


Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a pro rata share of brokerage commissions incurred with respect to PFPC's open market purchases of Fund shares in connection with the reinvestment of dividends or capital gains distributions.

The automatic reinvestment of dividends and capital gains distributions does not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan is treated for federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

A shareholder may terminate participation in the Plan at any time by notifying PFPC in writing. A termination will be effective immediately if notice is received by PFPC no less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant's account in additional shares of the Fund. Upon termination and according to a participant's instructions, PFPC will either (i) issue certificates for the shares credited to a shareholder's Plan account together with a check representing any fractional shares or (ii) sell such shares in the market.

Information concerning the Plan may be obtained from PFPC Global Fund Services at 1-800-331-1710.

                             --------------------

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

                                      22

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The Italy Fund Inc.
--------------------------------------------------------------------------------


INVESTMENT MANAGER AND ADMINISTRATOR

Smith Barney Fund Management LLC
333 W34th Street
New York, New York 10001

DIRECTORS

Phillip Goldstein
Glenn Goodstein
Dr. Paul Hardin
Heath B. McLendon
George M. Pavia

Alessandro C. di Montezemolo, Emeritus

OFFICERS

Heath B. McLendon
Chairman

Mario d'Urso
President

Lewis E. Daidone
Senior Vice President and Treasurer

Rein W. van der Does
Vice President and Investment Officer

Irving P. David
Controller

Christina T. Sydor
Secretary

           ---------------------------------------------------------

       This report is intended only for the shareholders of The Italy Fund Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

           ---------------------------------------------------------

           ---------------------------------------------------------

       Comparisons between changes in the Fund's net asset value per share and changes in the Banca Commerciale Italiana Index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the Euro/Dollar exchange rate. This Index generally reflects ordinary shares (as opposed to savings shares).

           ---------------------------------------------------------

                              The Italy Fund Inc.

                               125 Broad Street
                               10th Floor, MF-2
                           New York, New York 10004
                                 FD01090 3/02